EXHIBIT 10.6


                        SETTLEMENT AGREEMENT AND RELEASE

         This Settlement Agreement and Release (the "Agreement") is dated as of December 22, 2003 and is by and among The N.I.R. Group, LLC, a New York limited liability company ("NIR"), AJW Partners, LLC, a Delaware limited liability company, New Millennium Capital Partners II, LLC, a New York limited liability company, AJW Offshore, Ltd. (formerly known as AJW/New Millennium Offshore, Ltd.), a Cayman Islands entity, and AJW Qualified Partners, LLC (formerly known as Pegasus Capital Partners, LLC), a New York limited liability company (collectively, the "Holders"), and Peak Entertainment Holdings, Inc. (formerly known as Palladium Communications, Inc.), a Nevada corporation ("Peak"). Collectively, NIR, the Holders, and Peak are referred to herein as the "Parties."

         WHEREAS, Peak and the Holders entered into a Securities Purchase Agreement dated as of February 28, 2002, pursuant to which Peak issued an aggregate of $215,000 principal amount of 12% convertible debentures and warrants to purchase 645,000 shares of common stock, as amended March 14, 2003, and as amended June 16, 2003, including all exhibits, schedules and ancillary agreements thereto (the "March Securities Purchase Agreement");

         WHEREAS, Peak and the Holders entered into a Securities Purchase Agreement dated as of dated as of April 22, 2003, including all exhibits, schedules and ancillary agreements thereto, whereby Peak issued an aggregate of $785,000 principal amount of 12% convertible debentures and warrants to purchase 1,570,000 shares of common stock (the "April Securities Purchase Agreement");

         WHEREAS, Peak and the Holders have agreed that, upon payment of certain consideration as set forth herein, the Holders will surrender all securities, rights to receive additional securities, and secured interest rights received by the Holders pursuant to the March Securities Purchase Agreement and the April Securities Purchase Agreement (the "Subject Securities"), which will be cancelled upon surrender and closing hereunder (the "Closing");

         WHEREAS, the Holders are willing to surrender all of the Subject Securities in exchange for payment of $1,000,000 and 1,000,000 shares of Peak's unregistered common stock, as provided herein;

         NOW, THEREFORE, in consideration of the mutual conditions and covenants contained in this Agreement, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, it is hereby agreed by and among the Parties as follows:

         1. Upon execution of this Agreement, the Holders will deliver the Subject Securities to the Law Offices of Dan Brecher.

         2. Upon execution of this Agreement, Peak will (i) deposit $500,000, which shall secure the promissory note payable on the earlier of effectiveness of a registration statement and March 22, 2004 (the "Promissory Note"), in substantially the form as set forth in Exhibit A, in escrow with Law Offices of Dan Brecher, to be held in escrow and to be released to the Holders on the terms and conditions herein and (ii) will pay to the Holders an aggregate of $500,000 by wire transfer as directed by the Holders and will issue to the Holders an aggregate of 1,000,000 shares of Peak's common stock, to be held by the Holders in accordance with Section 5 below (collectively, the "Payment Price"). The Payment Price shall be allocated among the Holders as follows:

                  AJW Partners, LLC                           31.05%
                  New Millennium Capital Partners II, LLC     14.24%
                  AJW Offshore, Ltd.                          28.59%
                  AJW Qualified Partners, LLC                 26.12%

         3. Upon receipt of the Subject Securities and the Payment Price, the Law Offices of Dan Brecher will notify Peak and the Holders, and as soon as practicable will forward the Subject Securities to Peak, provided that the Subject Securities shall not be released to Peak until the delivery of $500,000, the $500,000 Promissory Note and 1,000,000 unregistered shares of Peak to the Holders by delivery to the Holders' designated agent for receipt of the Payment Price, Ballard Spahr Andrews & Ingersoll, LLP, located at 51st Floor, 1735 Market Street, Philadelphia, PA 19103. This shall constitute the "Closing" hereunder.

         4. It is understood that third parties ("Investors") will be providing funding to pay amounts described above for which the Investors will be receiving consideration that includes securities, convertible debentures and/or warrants, and that Peak will be undertaking its best efforts to file, on or about January 15, 2004, a registration statement for the resale of the underlying common stock (the "Investor Registration Statement"). It is understood that such agreements with and issuances to Investors may be deemed in breach of certain provisions of the agreements pursuant to which the Holder's debentures and warrants were issued, and the Holders have waived such provisions, subject to Closing.

         5. The 1,000,000 shares of common stock to be issued to the Holders hereunder (the "Holders' Common Stock") shall be unregistered and bear customary restrictive legend. Prior to the first anniversary of Closing, the Holders' Common Stock may not be transferred, sold or otherwise disposed of, whether by means of a public or private transaction, except to the Investors or upon notice to the Company, fully communicating all details of the proposed transactions, upon which the Investors shall have a twenty day first right of refusal to match any offer made. After the first anniversary date of Closing, the Holders' Common Stock may be sold pursuant to applicable securities laws, subject to the following: the Holders shall not sell short any of the Company's securities. Thirteen months after Closing, the Holders shall have the right to put the Holders' Common Stock (as to the unsold balance of the 1,000,000 shares) to Peak at $.75 per share, on an all-or-none basis. The Holders shall provide Peak with written notice if they wish to exercise the put, which must be received by Peak after thirteen months and prior to one year and two months after Closing, at the expiration of which, this put right terminates. Closing on the put shall occur within ten (10) business days from receipt of notice of the put. The put cannot be withdrawn by the Holders once exercised.

         6. Peak and the Holders represent and warrant to each other that there are no consulting or other agreements between them, other than the March Securities Agreement and the April Securities Agreement. Peak and NIR represent and warrant to each other that there are no services, consulting, management or any other agreements between them in effect.

         7. NIR and the Holders shall reasonably cooperate with Peak, including furnishing necessary documents and information, in connection with Peak's securities reporting and disclosure obligations under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and Peak's efforts to effect the Investor Registration Statement.

         8. In consideration of the foregoing, NIR and the Holders release and discharge Peak, its officers, directors, principals, control persons, past and present employees, insurers, subsidiaries, predecessors, successors, and assigns ("Peak Parties") from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Peak Parties that it ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, from the beginning of the world to the day of the date of this Agreement arising in connection with the March Securities Purchase Agreement and the April Securities Purchase Agreement, and any and all agreements between Peak and NIR, other than a breach of this Agreement.

         9. In consideration of the foregoing, the Peak Parties release and discharge NIR and the Holders, their officers, directors, principals, control persons, past and present employees, insurers, subsidiaries, predecessors, successors, and assigns ("NIR and Holders Parties") from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against NIR and Holders Parties that Peak ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, from the beginning of the world to the day of the date of this Agreement arising in connection with the March Securities Purchase Agreement and the April Securities Purchase Agreement, and any and all agreements between Peak and NIR, other than a breach of this Agreement.

         10. Each of the Parties acknowledges and represents that: (a) it has read the Agreement; (b) it clearly understands the Agreement and each of its terms; (c) it fully and unconditionally consents to the terms of this Agreement;
(d) it has had the benefit and advice of counsel of its own selection; (e) it has executed this Agreement, freely, with knowledge, and without influence or duress; (f) it has not relied upon any other representations, either written or oral, express or implied, made to it by any person; and (g) the consideration received by it has been actual and adequate.

         11. This Agreement contains the entire agreement and understanding concerning the subject matter hereof between the Parties and supersedes and replaces all prior negotiations, proposed agreement and agreements, written or oral. Each of the Parties hereto acknowledges that no other party, nor agents or counsel of any other party whomsoever, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject hereto, to induce it to execute this Agreement, and each of the Parties acknowledge and warrant that it is not executing this Agreement in reliance on any promise, representation or warranty not contained herein.

         12. This Agreement may not be modified or amended in any manner except by an instrument in writing specifically stating that it is a supplement, modification or amendment to the Agreement and signed by each of the Parties hereto.

         13. Should any provision of this Agreement be declared or be determined by any court or tribunal to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be severed and deemed not to be part of this Agreement.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in New York County in the State of New York. All parties and the individuals executing this Agreement and other agreements agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

         15. Any notice herein required or permitted to be given shall be in writing and sent by means of certified or registered mail, express mail, or other overnight delivery service, hand delivery confirmed by signed receipt or facsimile transmission (followed by prompt transmission of the original of such notice by any of the foregoing means), in each case proper postage or other charges pre-paid and addressed or directed to the Party at the address set forth on the signature page hereto. Any notice to Peak shall also be sent to the attention of Dan Brecher, Esq., Law Offices of Dan Brecher, 99 Park Avenue, 16th Floor, New York, New York 10016, telephone: 212-286-0747, facsimile:
212-808-4155, but such copy to Dan Brecher shall not constitute notice required hereunder. Any notice to NIR or the Holders shall also be sent to the attention of Gerald J. Guarcini, Esq., Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA, telephone: 215-864-8625, facsimile:
215-864-9181, but such copy to Gerald J. Guarcini shall not constitute notice required hereunder.

         16. This Agreement may be executed in counterparts, each of which, when all parties have executed at least one such counterpart, shall be deemed an original, with the same force and effect as if all signatures were appended to one instrument, but all of which together shall constitute one and the same Agreement.

         17. Peak shall reimburse the fees and expenses of the Holder's counsel in the maximum amount of up to $10,000 upon receipt of a detailed invoice, upon the closing of this Agreement, in connection with the negotiation and preparation of this Agreement and the transactions contemplated hereby. No other counsel fees or expenses are payable by or claimed against Peak for fees and expenses of the Holder's counsel in connection with any matter, including, but not limited to, this Agreement or in connection with the March Securities Purchase Agreement and the April Securities Purchase Agreement.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first indicated above.


THE N.I.R. GROUP, LLC

By:      /s/
     -------------------------------
Name:  Corey S. Ribotsky
Title:  Authorized Signatory


AJW PARTNERS, LLC

By:      /s/ Corey S. Ribotsky
     -------------------------------
Name:  Corey S. Ribotsky
Title:  Authorized Signatory


NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By:      /s/ Corey S. Ribotsky
     -------------------------------
Name:  Corey S. Ribotsky
Title:  Authorized Signatory


AJW OFFSHORE, LTD.
(formerly known as AJW/New Millennium Offshore, Ltd.)

By:      /s/ Corey S. Ribotsky
     -------------------------------
Name:  Corey S. Ribotsky
Title:  Authorized Signatory


AJW QUALIFIED PARTNERS, LLC
(formerly known as Pegasus Capital Partners, LLC)

By:      /s/ Corey S. Ribotsky
     -------------------------------
Name:  Corey S. Ribotsky
Title:  Authorized Signatory


The address for NIR and the Holders is:

1044 Northern Boulevard
Suite 302
Roslyn, New York  11576
Facsimile:  (516) 739-7115
Telephone:  (516) 739-7110

PEAK ENTERTAINMENT HOLDINGS, INC.
(formerly known as Palladium Communications, Inc.)

By:      /s/ Wilfred Shorrocks
     -------------------------------
     Wilfred Shorrocks, President

ADDRESS:

Bagshaw Hall, Bagshaw Hill
Bakewell, Derbyshire UK DE45 1DL
Telephone:  +44(0)1629 814555
Facsimile:  +44(0)1629 813539

                                    EXHIBIT A

                                 PROMISSORY NOTE

Promissory Note

$_________                                                     December 22, 2003


         FOR VALUE RECEIVED, and intending to be legally bound, Peak Entertainment, Inc., a Nevada corporation (the "Maker"), hereby unconditionally and irrevocably promises to pay to the order of __________________________ (the "Payee") at its address _____________________________________________, or such other place as Payee may designate in writing, in lawful money of the United States of America, the aggregate principal sum of Five Hundred Thousand Dollars ($500,000), and, subject to the terms set forth herein, to pay interest on the principal outstanding from time to time.

         This Promissory Note is issued in connection with the Settlement Agreement and Release dated as of December 22, 2003 (the "Settlement Agreement") entered into by and among the Maker and the Payee. The Parties understand that third parties ("Investors") will be providing the cash consideration for which the Investors will be receiving securities, convertible debentures and/or warrants, and that Maker will be undertaking its best efforts to file a registration statement for the resale of the underlying common stock (the "Investor Registration Statement") on or about January 15, 2004. In the event the Investor Registration Statement is declared effective within two months of filing, no interest shall accrue and no interest will be paid on the principal amount of this Promissory Note. In the event the Investor Registration Statement is not declared effective within two months of filing, interest shall accrue on the outstanding principal balance of this Promissory Note on the basis of a 360-day year daily from the date of issuance until paid in full at the rate of twelve percent (12%) per annum. Whenever any payment to be made hereunder falls due on a Saturday, Sunday or business holiday in New York, New York, such payment may be made on the next succeeding business day and such extension of time will, in such case, be included in computing interest, if any, in connection with such payment.

         Maker will cause funds in the amount of $500,000 to be deposited in escrow with Law Offices of Dan Brecher (the "Securing Funds") to secure payment of this Promissory Note issued pursuant to the Settlement Agreement. The Securing Funds will be utilized to pay, on a pro rata basis, the principal amount of this Promissory Note and of the related promissory notes.

         On the earlier of the effective date of the Investor Registration Statement and March 22, 2004 (the "Maturity Date"), the principal amount outstanding and the accrued interest, if any, shall be payable upon demand of Payee to the Maker or to the escrow agent, which demand may be made in whole or in part at any time. This Promissory Note may be prepaid in whole or in part at any time or from time to time prior to the Maturity Date.

         For purposes of this Promissory Note, an "Event of Default" shall occur if Maker shall: (i) fail to pay the entire principal amount of this Promissory when due and payable, (ii) admit in writing its inability to pay any of its monetary obligations under this Promissory Note, (iii) make a general assignment of its assets for the benefit of creditors, or (iv) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings.

         In the event that an Event of Default has occurred, Payee or any other holder of this Promissory Note may, by notice to Maker, declare this entire Promissory Note to be forthwith due and payable one business day after such Event of Default. In the event that an Event of Default consisting of a voluntary or involuntary bankruptcy filing has occurred, then this entire Promissory Note shall automatically become due and payable without any notice or other action by Payee.

         The nonexercise or delay by the Payee or any other holder of this Promissory Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. No waiver of any right shall be effective unless in writing signed by the Payee, and no waiver on one or more occasions shall be conclusive as a bar to or waiver of any right on any other occasion.

         Should any part of the indebtedness evidenced hereby be collected by law or through an attorney-at-law, Payee or any other holder of this Promissory Note shall, if permitted by applicable law, be entitled to collect from Maker all reasonable costs of collection, including, without limitation, attorneys' fees.

         Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, and notice of dishonor of this Promissory Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Promissory Note.

         This Promissory Note shall be binding upon the successors and assigns of Maker, and shall be binding upon, and inure to the benefit of, the successors and assigns of Payee.

         Any notice herein required or permitted to be given shall be in writing and sent by means of certified or registered mail, express mail, or other overnight delivery service, hand delivery confirmed by signed receipt or facsimile transmission (followed by prompt transmission of the original of such notice by any of the foregoing means) in each case proper postage or other charges pre-paid and addressed or directed to the Maker or to the Payee at the address set forth in the signature page of the related Settlement Agreement. Such notice shall be deemed given when actually received. Both Maker and Payee may change the address and fax number for notices by service of notice to the other as herein provided.

         This Promissory Note shall be governed by and construed in accordance with the internal laws of the State of New York. All disputes between Maker and Payee relating in any way to this Promissory Note shall be resolved only by state and federal courts located in New York County in the State of New York, and the courts to which an appeal therefrom may be taken.

         IN WITNESS WHEREOF, the undersigned Maker has executed this Promissory Note as of December 22, 2003.

                                    PEAK ENTERTAINMENT HOLDINGS, INC.

                                    By:
                                         --------------------------------
                                         Wilfred Shorrocks, President

                                 PROMISSORY NOTE

Promissory Note

$155,250                                                       December 22, 2003


         FOR VALUE RECEIVED, and intending to be legally bound, Peak Entertainment, Inc., a Nevada corporation (the "Maker"), hereby unconditionally and irrevocably promises to pay to the order of AJW PARTNERS, LLC (the "Payee") at its address 1044 Northern Boulevard, Suite 302, Roslyn, New York 11576, or such other place as Payee may designate in writing, in lawful money of the United States of America, One Hundred Fifty Five Thousand Two Hundred Fifty Dollars ($155,250), and, subject to the terms set forth herein, to pay interest on the principal outstanding from time to time.

         This Promissory Note is issued in connection with the Settlement Agreement and Release dated as of December 22, 2003 (the "Settlement Agreement") entered into by and among the Maker and the Payee. The Parties understand that third parties ("Investors") will be providing the cash consideration for which the Investors will be receiving securities, convertible debentures and/or warrants, and that Maker will be undertaking its best efforts to file a registration statement for the resale of the underlying common stock (the "Investor Registration Statement") on or about January 15, 2004. In the event the Investor Registration Statement is declared effective within two months of filing, no interest shall accrue and no interest will be paid on the principal amount of this Promissory Note. In the event the Investor Registration Statement is not declared effective within two months of filing, interest shall accrue on the outstanding principal balance of this Promissory Note on the basis of a 360-day year daily from the date of issuance until paid in full at the rate of twelve percent (12%) per annum. Whenever any payment to be made hereunder falls due on a Saturday, Sunday or business holiday in New York, New York, such payment may be made on the next succeeding business day and such extension of time will, in such case, be included in computing interest, if any, in connection with such payment.

         Maker will cause funds in the amount of $500,000 to be deposited in escrow with Law Offices of Dan Brecher (the "Securing Funds") to secure payment of this Promissory Note issued pursuant to the Settlement Agreement. The Securing Funds will be utilized to pay, on a pro rata basis, the principal amount of this Promissory Note and of the related promissory notes.

         On the earlier of the effective date of the Investor Registration Statement and March 22, 2004 (the "Maturity Date"), the principal amount outstanding and the accrued interest, if any, shall be payable upon demand of Payee to the Maker or to the escrow agent, which demand may be made in whole or in part at any time. This Promissory Note may be prepaid in whole or in part at any time or from time to time prior to the Maturity Date.

         For purposes of this Promissory Note, an "Event of Default" shall occur if Maker shall: (i) fail to pay the entire principal amount of this Promissory when due and payable, (ii) admit in writing its inability to pay any of its monetary obligations under this Promissory Note, (iii) make a general assignment of its assets for the benefit of creditors, or (iv) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings.

         In the event that an Event of Default has occurred, Payee or any other holder of this Promissory Note may, by notice to Maker, declare this entire Promissory Note to be forthwith due and payable one business day after such Event of Default. In the event that an Event of Default consisting of a voluntary or involuntary bankruptcy filing has occurred, then this entire Promissory Note shall automatically become due and payable without any notice or other action by Payee.

         The nonexercise or delay by the Payee or any other holder of this Promissory Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. No waiver of any right shall be effective unless in writing signed by the Payee, and no waiver on one or more occasions shall be conclusive as a bar to or waiver of any right on any other occasion.

         Should any part of the indebtedness evidenced hereby be collected by law or through an attorney-at-law, Payee or any other holder of this Promissory Note shall, if permitted by applicable law, be entitled to collect from Maker all reasonable costs of collection, including, without limitation, attorneys' fees.

         Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, and notice of dishonor of this Promissory Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Promissory Note.

         This Promissory Note shall be binding upon the successors and assigns of Maker, and shall be binding upon, and inure to the benefit of, the successors and assigns of Payee.

         Any notice herein required or permitted to be given shall be in writing and sent by means of certified or registered mail, express mail, or other overnight delivery service, hand delivery confirmed by signed receipt or facsimile transmission (followed by prompt transmission of the original of such notice by any of the foregoing means) in each case proper postage or other charges pre-paid and addressed or directed to the Maker or to the Payee at the address set forth in the signature page of the related Settlement Agreement. Such notice shall be deemed given when actually received. Both Maker and Payee may change the address and fax number for notices by service of notice to the other as herein provided.

         This Promissory Note shall be governed by and construed in accordance with the internal laws of the State of New York. All disputes between Maker and Payee relating in any way to this Promissory Note shall be resolved only by state and federal courts located in New York County in the State of New York, and the courts to which an appeal therefrom may be taken.

         IN WITNESS WHEREOF, the undersigned Maker has executed this Promissory Note as of December 22, 2003.

                                    PEAK ENTERTAINMENT HOLDINGS, INC.

                                    By:  /s/ Wilfred Shorrocks
                                         ----------------------------------
                                         Wilfred Shorrocks, President

                                 PROMISSORY NOTE

Promissory Note

$130,600                                                       December 22, 2003


         FOR VALUE RECEIVED, and intending to be legally bound, Peak Entertainment, Inc., a Nevada corporation (the "Maker"), hereby unconditionally and irrevocably promises to pay to the order of AJW QUALIFIED PARTNERS, LLC (the "Payee") at its address 1044 Northern Boulevard, Suite 302, Roslyn, New York 11576, or such other place as Payee may designate in writing, in lawful money of the United States of America, One Hundred Thirty Thousand Six Hundred Dollars ($130,600), and, subject to the terms set forth herein, to pay interest on the principal outstanding from time to time.

         This Promissory Note is issued in connection with the Settlement Agreement and Release dated as of December 22, 2003 (the "Settlement Agreement") entered into by and among the Maker and the Payee. The Parties understand that third parties ("Investors") will be providing the cash consideration for which the Investors will be receiving securities, convertible debentures and/or warrants, and that Maker will be undertaking its best efforts to file a registration statement for the resale of the underlying common stock (the "Investor Registration Statement") on or about January 15, 2004. In the event the Investor Registration Statement is declared effective within two months of filing, no interest shall accrue and no interest will be paid on the principal amount of this Promissory Note. In the event the Investor Registration Statement is not declared effective within two months of filing, interest shall accrue on the outstanding principal balance of this Promissory Note on the basis of a 360-day year daily from the date of issuance until paid in full at the rate of twelve percent (12%) per annum. Whenever any payment to be made hereunder falls due on a Saturday, Sunday or business holiday in New York, New York, such payment may be made on the next succeeding business day and such extension of time will, in such case, be included in computing interest, if any, in connection with such payment.

         Maker will cause funds in the amount of $500,000 to be deposited in escrow with Law Offices of Dan Brecher (the "Securing Funds") to secure payment of this Promissory Note issued pursuant to the Settlement Agreement. The Securing Funds will be utilized to pay, on a pro rata basis, the principal amount of this Promissory Note and of the related promissory notes.

         On the earlier of the effective date of the Investor Registration Statement and March 22, 2004 (the "Maturity Date"), the principal amount outstanding and the accrued interest, if any, shall be payable upon demand of Payee to the Maker or to the escrow agent, which demand may be made in whole or in part at any time. This Promissory Note may be prepaid in whole or in part at any time or from time to time prior to the Maturity Date.

         For purposes of this Promissory Note, an "Event of Default" shall occur if Maker shall: (i) fail to pay the entire principal amount of this Promissory when due and payable, (ii) admit in writing its inability to pay any of its monetary obligations under this Promissory Note, (iii) make a general assignment of its assets for the benefit of creditors, or (iv) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings.

         In the event that an Event of Default has occurred, Payee or any other holder of this Promissory Note may, by notice to Maker, declare this entire Promissory Note to be forthwith due and payable one business day after such Event of Default. In the event that an Event of Default consisting of a voluntary or involuntary bankruptcy filing has occurred, then this entire Promissory Note shall automatically become due and payable without any notice or other action by Payee.

         The nonexercise or delay by the Payee or any other holder of this Promissory Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. No waiver of any right shall be effective unless in writing signed by the Payee, and no waiver on one or more occasions shall be conclusive as a bar to or waiver of any right on any other occasion.

         Should any part of the indebtedness evidenced hereby be collected by law or through an attorney-at-law, Payee or any other holder of this Promissory Note shall, if permitted by applicable law, be entitled to collect from Maker all reasonable costs of collection, including, without limitation, attorneys' fees.

         Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, and notice of dishonor of this Promissory Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Promissory Note.

         This Promissory Note shall be binding upon the successors and assigns of Maker, and shall be binding upon, and inure to the benefit of, the successors and assigns of Payee.

         Any notice herein required or permitted to be given shall be in writing and sent by means of certified or registered mail, express mail, or other overnight delivery service, hand delivery confirmed by signed receipt or facsimile transmission (followed by prompt transmission of the original of such notice by any of the foregoing means) in each case proper postage or other charges pre-paid and addressed or directed to the Maker or to the Payee at the address set forth in the signature page of the related Settlement Agreement. Such notice shall be deemed given when actually received. Both Maker and Payee may change the address and fax number for notices by service of notice to the other as herein provided.

         This Promissory Note shall be governed by and construed in accordance with the internal laws of the State of New York. All disputes between Maker and Payee relating in any way to this Promissory Note shall be resolved only by state and federal courts located in New York County in the State of New York, and the courts to which an appeal therefrom may be taken.

         IN WITNESS WHEREOF, the undersigned Maker has executed this Promissory Note as of December 22, 2003.

                                    PEAK ENTERTAINMENT HOLDINGS, INC.

                                    By:  /s/ Wilfred Shorrocks
                                         ---------------------------------
                                         Wilfred Shorrocks, President

                                 PROMISSORY NOTE

Promissory Note

$142,950                                                       December 22, 2003


         FOR VALUE RECEIVED, and intending to be legally bound, Peak Entertainment, Inc., a Nevada corporation (the "Maker"), hereby unconditionally and irrevocably promises to pay to the order of AJW OFFSHORE, LTD. (the "Payee") at its address 1044 Northern Boulevard, Suite 302, Roslyn, New York 11576, or such other place as Payee may designate in writing, in lawful money of the United States of America, One Hundred Forty Two Thousand Nine Hundred Fifty Dollars ($142,950), and, subject to the terms set forth herein, to pay interest on the principal outstanding from time to time.

         This Promissory Note is issued in connection with the Settlement Agreement and Release dated as of December 22, 2003 (the "Settlement Agreement") entered into by and among the Maker and the Payee. The Parties understand that third parties ("Investors") will be providing the cash consideration for which the Investors will be receiving securities, convertible debentures and/or warrants, and that Maker will be undertaking its best efforts to file a registration statement for the resale of the underlying common stock (the "Investor Registration Statement") on or about January 15, 2004. In the event the Investor Registration Statement is declared effective within two months of filing, no interest shall accrue and no interest will be paid on the principal amount of this Promissory Note. In the event the Investor Registration Statement is not declared effective within two months of filing, interest shall accrue on the outstanding principal balance of this Promissory Note on the basis of a 360-day year daily from the date of issuance until paid in full at the rate of twelve percent (12%) per annum. Whenever any payment to be made hereunder falls due on a Saturday, Sunday or business holiday in New York, New York, such payment may be made on the next succeeding business day and such extension of time will, in such case, be included in computing interest, if any, in connection with such payment.

         Maker will cause funds in the amount of $500,000 to be deposited in escrow with Law Offices of Dan Brecher (the "Securing Funds") to secure payment of this Promissory Note issued pursuant to the Settlement Agreement. The Securing Funds will be utilized to pay, on a pro rata basis, the principal amount of this Promissory Note and of the related promissory notes.

         On the earlier of the effective date of the Investor Registration Statement and March 22, 2004 (the "Maturity Date"), the principal amount outstanding and the accrued interest, if any, shall be payable upon demand of Payee to the Maker or to the escrow agent, which demand may be made in whole or in part at any time. This Promissory Note may be prepaid in whole or in part at any time or from time to time prior to the Maturity Date.

         For purposes of this Promissory Note, an "Event of Default" shall occur if Maker shall: (i) fail to pay the entire principal amount of this Promissory when due and payable, (ii) admit in writing its inability to pay any of its monetary obligations under this Promissory Note, (iii) make a general assignment of its assets for the benefit of creditors, or (iv) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings.

         In the event that an Event of Default has occurred, Payee or any other holder of this Promissory Note may, by notice to Maker, declare this entire Promissory Note to be forthwith due and payable one business day after such Event of Default. In the event that an Event of Default consisting of a voluntary or involuntary bankruptcy filing has occurred, then this entire Promissory Note shall automatically become due and payable without any notice or other action by Payee.

         The nonexercise or delay by the Payee or any other holder of this Promissory Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. No waiver of any right shall be effective unless in writing signed by the Payee, and no waiver on one or more occasions shall be conclusive as a bar to or waiver of any right on any other occasion.

         Should any part of the indebtedness evidenced hereby be collected by law or through an attorney-at-law, Payee or any other holder of this Promissory Note shall, if permitted by applicable law, be entitled to collect from Maker all reasonable costs of collection, including, without limitation, attorneys' fees.

         Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, and notice of dishonor of this Promissory Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Promissory Note.

         This Promissory Note shall be binding upon the successors and assigns of Maker, and shall be binding upon, and inure to the benefit of, the successors and assigns of Payee.

         Any notice herein required or permitted to be given shall be in writing and sent by means of certified or registered mail, express mail, or other overnight delivery service, hand delivery confirmed by signed receipt or facsimile transmission (followed by prompt transmission of the original of such notice by any of the foregoing means) in each case proper postage or other charges pre-paid and addressed or directed to the Maker or to the Payee at the address set forth in the signature page of the related Settlement Agreement. Such notice shall be deemed given when actually received. Both Maker and Payee may change the address and fax number for notices by service of notice to the other as herein provided.

         This Promissory Note shall be governed by and construed in accordance with the internal laws of the State of New York. All disputes between Maker and Payee relating in any way to this Promissory Note shall be resolved only by state and federal courts located in New York County in the State of New York, and the courts to which an appeal therefrom may be taken.

         IN WITNESS WHEREOF, the undersigned Maker has executed this Promissory Note as of December 22, 2003.


                                    PEAK ENTERTAINMENT HOLDINGS, INC.

                                    By:  /s/ Wilfred Shorrocks
                                         -------------------------------
                                         Wilfred Shorrocks, President

                                 PROMISSORY NOTE

Promissory Note

$130,600                                                       December 22, 2003


         FOR VALUE RECEIVED, and intending to be legally bound, Peak Entertainment, Inc., a Nevada corporation (the "Maker"), hereby unconditionally and irrevocably promises to pay to the order of AJW QUALIFIED PARTNERS, LLC (the "Payee") at its address 1044 Northern Boulevard, Suite 302, Roslyn, New York 11576, or such other place as Payee may designate in writing, in lawful money of the United States of America, One Hundred Thirty Thousand Six Hundred Dollars ($130,600), and, subject to the terms set forth herein, to pay interest on the principal outstanding from time to time.

         This Promissory Note is issued in connection with the Settlement Agreement and Release dated as of December 22, 2003 (the "Settlement Agreement") entered into by and among the Maker and the Payee. The Parties understand that third parties ("Investors") will be providing the cash consideration for which the Investors will be receiving securities, convertible debentures and/or warrants, and that Maker will be undertaking its best efforts to file a registration statement for the resale of the underlying common stock (the "Investor Registration Statement") on or about January 15, 2004. In the event the Investor Registration Statement is declared effective within two months of filing, no interest shall accrue and no interest will be paid on the principal amount of this Promissory Note. In the event the Investor Registration Statement is not declared effective within two months of filing, interest shall accrue on the outstanding principal balance of this Promissory Note on the basis of a 360-day year daily from the date of issuance until paid in full at the rate of twelve percent (12%) per annum. Whenever any payment to be made hereunder falls due on a Saturday, Sunday or business holiday in New York, New York, such payment may be made on the next succeeding business day and such extension of time will, in such case, be included in computing interest, if any, in connection with such payment.

         Maker will cause funds in the amount of $500,000 to be deposited in escrow with Law Offices of Dan Brecher (the "Securing Funds") to secure payment of this Promissory Note issued pursuant to the Settlement Agreement. The Securing Funds will be utilized to pay, on a pro rata basis, the principal amount of this Promissory Note and of the related promissory notes.

         On the earlier of the effective date of the Investor Registration Statement and March 22, 2004 (the "Maturity Date"), the principal amount outstanding and the accrued interest, if any, shall be payable upon demand of Payee to the Maker or to the escrow agent, which demand may be made in whole or in part at any time. This Promissory Note may be prepaid in whole or in part at any time or from time to time prior to the Maturity Date.

         For purposes of this Promissory Note, an "Event of Default" shall occur if Maker shall: (i) fail to pay the entire principal amount of this Promissory when due and payable, (ii) admit in writing its inability to pay any of its monetary obligations under this Promissory Note, (iii) make a general assignment of its assets for the benefit of creditors, or (iv) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings.

         In the event that an Event of Default has occurred, Payee or any other holder of this Promissory Note may, by notice to Maker, declare this entire Promissory Note to be forthwith due and payable one business day after such Event of Default. In the event that an Event of Default consisting of a voluntary or involuntary bankruptcy filing has occurred, then this entire Promissory Note shall automatically become due and payable without any notice or other action by Payee.

         The nonexercise or delay by the Payee or any other holder of this Promissory Note of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. No waiver of any right shall be effective unless in writing signed by the Payee, and no waiver on one or more occasions shall be conclusive as a bar to or waiver of any right on any other occasion.

         Should any part of the indebtedness evidenced hereby be collected by law or through an attorney-at-law, Payee or any other holder of this Promissory Note shall, if permitted by applicable law, be entitled to collect from Maker all reasonable costs of collection, including, without limitation, attorneys' fees.

         Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, and notice of dishonor of this Promissory Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Promissory Note.

         This Promissory Note shall be binding upon the successors and assigns of Maker, and shall be binding upon, and inure to the benefit of, the successors and assigns of Payee.

         Any notice herein required or permitted to be given shall be in writing and sent by means of certified or registered mail, express mail, or other overnight delivery service, hand delivery confirmed by signed receipt or facsimile transmission (followed by prompt transmission of the original of such notice by any of the foregoing means) in each case proper postage or other charges pre-paid and addressed or directed to the Maker or to the Payee at the address set forth in the signature page of the related Settlement Agreement. Such notice shall be deemed given when actually received. Both Maker and Payee may change the address and fax number for notices by service of notice to the other as herein provided.

         This Promissory Note shall be governed by and construed in accordance with the internal laws of the State of New York. All disputes between Maker and Payee relating in any way to this Promissory Note shall be resolved only by state and federal courts located in New York County in the State of New York, and the courts to which an appeal therefrom may be taken.

         IN WITNESS WHEREOF, the undersigned Maker has executed this Promissory Note as of December 22, 2003.


                                    PEAK ENTERTAINMENT HOLDINGS, INC.

                                    By:  /s/ Wilfred Shorrocks
                                         ---------------------------------
                                         Wilfred Shorrocks, President

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is made as of December 22, 2003, by and among Peak Entertainment Holdings, Inc., a corporation incorporated under the laws of the State of Nevada (the "Company"), the Debenture Holders signatory hereto ("Holders"), and Law Offices of Dan Brecher (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, by agreement dated as of December 22, 2003, the Holders have agreed to relinquish and sell all ownership and other rights to the debentures and warrants issued pursuant to the Securities Purchase Agreement dated as of April 22, 2003 by and among the Company and the Holders and the Securities Purchase Agreement dated as of February 28, 2002, as amended March 14, 2003 by and among the Company and the Holders, and as amended June 17, 2003, for an aggregate purchase price of $1,000,000 and 1,000,000 unregistered shares of common stock of the Company (the "Purchase Price") as set forth in the Settlement Agreement and Release dated as of December 22, 2003 by and among the Holders and the Company (the "Settlement Agreement); and

         WHEREAS, the Holders and the Company have requested that the Escrow Agent hold $500,000 (the "Funds") to secure payment of those certain promissory notes issued to the Holders on the date hereof (the "Notes");

         NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                               TERMS OF THE ESCROW

         1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Funds to secure the Notes;

         1.2 At the Closing, upon the Escrow Agent's receipt of the Funds into its escrow account, together with executed counterparts of this Agreement, the Settlement Agreement, and the Holders' debentures and warrants, the Escrow Agent shall telephonically advise the parties, or the parties' designated attorney or agent, that it has received the Funds into its account. Wire transfers to the Escrow Agent shall be made as follows:

                LAW OFFICES OF DAN BRECHER,
                ESCROW ACCOUNT ACC. 37242193
                CITIBANK, N.A.
                CITICORP CENTER
                153 EAST 53RD STEET
                NEW YORK, NY 10043
                ABA NO. 021000089

         1.3. The Funds shall remain in escrow until the earlier of March 22, 2004 or the effectiveness of the Investor Registration Statement, as provided in the Settlement Agreement (the "Final Redemption Date"). On the Final Redemption Date, the Escrow Agent shall deliver the Funds per written wire or other delivery instructions to the Holders.

                                    ARTICLE 2

                                  MISCELLANEOUS

         2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

         2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Settlement Agreement.

         2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

         2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

         2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

         2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York County in the State of New York.

         2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Holders and the Escrow Agent.

         2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

         2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Settlement Agreement or any documents or papers deposited or called for thereunder.

         2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Company, and may continue to act as legal counsel for the Company, notwithstanding its duties as the Escrow Agent hereunder. The Holders consent to the Escrow Agent in such capacity as legal counsel for the Company and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Holders understand that the Company and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

         2.12. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         2.13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefor.

         2.14. The Company and the Holders agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Settlement Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 22nd day of December, 2003.

AJW PARTNERS, LLC                        PEAK ENTERTAINMENT HOLDINGS, INC.
AJW OFFSHORE, LTD.
AJW QUALIFIED PARTNERS, LLC
NEW MILLENNIUM CAPITAL                   By:  /s/ Wilfred Shorrocks
   PARTNERS II, LLC                           --------------------------------
                                              Name:  Wilfred Shorrocks
                                              Title:  President

By:      /s/ Corey S. Ribotsky
      ------------------------------
Name:  Corey S. Ribotsky
Title:  Authorized Signatory


ESCROW AGENT:

LAW OFFICES OF DAN BRECHER

By:      /s/ Dan Brecher
      ------------------------------
         Dan Brecher, Authorized Signatory